Exhibit 99.1

SCANSYS INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 12, 2012 (DATE OF INCEPTION) TO DECEMBER 31, 2012 AND

FOR THE PERIOD FROM DECEMBER 12, 2012 (DATE OF INCEPTION) TO MARCH 31, 2013 (UNAUDITED)

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
ScanSys Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of ScanSys Inc.(f/k/a APEX 7 Inc.) as of December 31, 2012 and the related statements of operations, changes in shareholders’ equity and cash flows for the period from December 12, 2012 (inception) to December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ScanSys Inc. as of December 31, 2012 and the results of its operation and its cash flows for the period from December 12, 2012 (inception) to December 31, 2012 in conformity with U.S. generally accepted accounting principles.

The financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the note to the financial statements, the Company’s lack of liquidity and losses from operations raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Kenne Ruan, CPA, P.C. Kenne Ruan, CPA, P.C.
Woodbridge, Connecticut March 4, 2013, except for Note 7 as to which the date is June 10, 2013.

F-2

SCANSYS INC.

(A Development Stage Company)
Balance Sheet

As of December 31, 2012
ASSETS
Current Assets

Cash	$-

Total Current Assets	-

TOTAL ASSETS	$-

LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities Due to related party	$-
Accounts Payable	-
Total Current Liabilities

TOTAL LIABILITIES

Stockholders’ Equity (Deficit)
Preferred stock, ($.0001 par value, 5,000,000 shares authorized; none issued and outstanding.)	-
Common stock ($.0001 par value, 100,000,000 shares authorized; 10,000,000 shares issued and outstanding as of March 31, 2013 )	1,000
Deficit accumulated during development stage	(1,000)
Total Stockholders’ Equity (Deficit)	(1,000)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$-

See Notes to Financial Statements

F-3

SCANSYS INC.

(A Development Stage Company)

Statements of Operations

December 12, 2012 (inception) through December 31, 2012

Revenues	-

Total Revenues	-

General & Administrative Expenses

Organization and related expenses	1,000

Total General & Administrative Expenses	1,000

Net Loss	$(1,000)

Basic loss per share	$(0.00)

Weighted average number of common shares outstanding	10,000,000

See Notes to Financial Statements

F-4

SCANSYS INC.

(A Development Stage Company)

Statement of Changes in Stockholders’ Equity (Deficit)

From December 12, 2012 (inception) through December 31, 2012

	Common Stock	Common Stock Amount	Additional Paid-in Capital	Deficit Accumulated During Development Stage	Total

December 12, 2012 (inception) Shares issued for services at $.0001 per share	10,000,000	1,000	-	-	1,000

Net loss, December 31, 2012	-	-	-	(1,000)	(1,000)

Balance, December 31, 2012	10,000,000	1,000	-	(1,000)	-

See Notes to Financial Statements

F-5

SCANSYS, INC.

(A Development Stage Company)

Statement of Cash flows

December 12, 2012 (inception) through December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)	(1,000)

Changes in working capital	1,000

Net cash provided by (used in) operating activities	-

CASH FLOWS FROM INVESTING ACTIVITIES

Net cash provided by (used in) investing activities	-

CASH FLOWS FROM FINANCING ACTIVITIES
Due to a related party	-

Net cash provided by (used in) financing activities	-

Net increase (decrease) in cash	-

Cash at beginning of year	-

Cash at end of year	-

NONCASH INVESTING AND FINANCING ACTIVITIES:

Common stock issued to founder for services rendered	1,000

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Interest paid	-

Income taxes paid	-

See Notes to Financial Statements

F-6

SCANSYS, INC.

(A Development Stage Company)

Notes to Financial Statements

For the Period from December 12, 2012   (inception) to December 31, 2012

NOTE 1.   ORGANIZATION AND DESCRIPTION OF BUSINESS

ScanSys Inc., formerly Apex 7 Inc., (the “Company”) was incorporated under the laws of the State of Delaware on December 12, 2012 and has been inactive since inception. The Company intends to serve as a vehicle to effect an asset acquisition, merger, exchange of capital stock or other business combination with a domestic or foreign business.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - Development Stage Company

The Company has not earned any revenue from operations. Accordingly, the Company’s activities have been accounted for as those of a “Development Stage Company” as set forth in Financial Accounting Standards Board ASC 915. Among the disclosures required by ASC 915 are that the Company’s financial statements be identified as those of a development stage company, and that the statements of operations, stockholders’ equity and cash flows disclose activity since the date of the Company’s inception.

Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. There were no current or deferred Income tax expenses or benefits due to the Company not having any material operations for period ended December 31, 2012.

F-7

Basic Earnings (Loss) per Share

In February 1997, the FASB issued ASC 260, “Earnings per Share”, which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. ASC 260 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of ASC 260 effective   (inception).

Basic net loss per share amounts is computed by dividing the net income by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position, or cash flow.

NOTE 3.  GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established any source of revenue to cover its operating costs. The Company will engage in very limited activities without incurring any liabilities that must be satisfied in cash until a source of funding is secured. The Company will offer noncash consideration and seek equity lines as a means of financing its operations. If the Company is unable to obtain revenue producing contracts or financing or if the revenue or financing it does obtain is insufficient to cover any operating losses it may incur, it may substantially curtail or terminate its operations or seek other business opportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders.

NOTE 4.  RELATED PARTY TRANSACTIONS

An officer and director of the Company has performed services for the Company during the period the value of which was $1000, in exchange for 10,000,000 shares of common stock.

NOTE 5.  SHAREHOLDER’S EQUITY

Upon formation, the Board of Directors issued 10,000,000 shares of common stock for $1,000 in services to the founding shareholder of the Company.

The stockholders’ equity section of the Company contains the following classes of capital stock as of

• Common stock, $ 0.0001 par value: 100,000,000 shares authorized; 10,000,000 shares issued and outstanding

• Preferred stock, $ 0.0001 par value: 5,000,000 shares authorized; but not issued and outstanding.

NOTE 6.  COMMITMENT AND CONTINGENCY

There is no commitment or contingency to disclose during the years ended December 31, 2012.

NOTE 7.   SUBSEQUENT EVENT

Management has evaluated subsequent events up to and including June 10, 2013 which is the date the statements were available for issuance and determined there is no disclosable subsequent events, except for the following:

F-8

•	On May 7, 2013, the Company amended its Certificate of Incorporation with the State of Delaware to change its name from APEX 7 Inc. to ScanSys Inc.; and

•	On May 1, 2013, ScanSys Inc. (the “Company”) entered into a sales and licensing agreement (the “JWB Agreement”) with JWB, Florida State (“JWB”). Pursuant to the JWB agreement, the Company will provide a license for up to 600 kiosk palm scanners and exclusive access to the Company’s proprietary database. Currently, JWB of Florida is utilizing the license at 50 locations within its system. The Company also has support services and lease options for kiosk hardware to JWB.

F-9

SCANSYS INC.

(A Development Stage Company)

Balance Sheets as of

 March 31, 2013 and December 31, 2012

	March 31, 2013	December 31, 2012
ASSETS
Current Assets

Cash	-	-

Total Current Assets	-	-

TOTAL ASSETS	-	-

LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities
Accounts Payable	500	-
Due to Related Party	500	-
Total Current Liabilities	1,000	-

TOTAL LIABILITIES	1,000	-

Stockholders’ Equity (Deficit)

Preferred stock, ($.0001 par value, 5,000,000 shares authorized; none issued and outstanding.)	-	-
Common stock ($.0001 par value, 100,000,000 shares authorized; 10,000,000 shares issued and outstanding as of June 30, 2012 )	1,000	1,000
Deficit accumulated during development stage	(2,000)	(1,000)

Total Stockholders’ Equity (Deficit)	(1,000)	-

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	-	-

See Notes to Financial Statements

F-10

F-10

SCANSYS INC.

(A Development Stage Company)

Statements of Operations for the three months ended March 31, 2013 and the period from inception (December 12, 2012) through March 31, 2013

	Three Months Ended March 31, 2013	December 12, 2012 (inception) through March 31, 2013

Revenues

Revenues	-	-

Total Revenues	-	-

General & Administrative Expenses

Organization and related expenses	1,000	2,000

Total General & Administrative Expenses	1,000	2,000

Net Loss	(1,000)	(2,000)

Basic loss per share	(0.00)	(0.00)

Weighted average number of common shares outstanding	10,000,000	10,000,000

See Notes to Financial Statements

F-11

SCANSYS INC.

(A Development Stage Company)

Statement of Cash flows

	Three Months Ended March 31, 2013	December 12, 2012 (inception) through March 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)	(1,000)	(2,000)
Changes in accounts payable	500	500
Changes in working capital		1,000

Net cash provided by (used in) operating activities	(500)	(500)

CASH FLOWS FROM INVESTING ACTIVITIES

Net cash provided by (used in) investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES

Due to a related party	500	500

Net cash provided by (used in) financing activities Cash from a related party	500	500

Net increase (decrease) in cash

Cash at beginning of year	-	-

Cash at end of year	-	-

NONCASH INVESTING AND FINANCING ACTIVITIES:

Common stock issued to found for services rendered	1,000	1,000

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Interest paid	-	-

Income taxes paid	-	-

See Notes to Financial Statements

F-12

SCANSYS INC.

(A Development Stage Company)

Notes to Financial Statements

For the Period from December 12, 2012 (inception) to March 31, 2013

NOTE 1.   ORGANIZATION AND DESCRIPTION OF BUSINESS

ScanSysInc., formerly Apex 7 Inc., (the “Company”) was incorporated under the laws of the State of Delaware on December 12, 2012 and has been inactive since inception. The Company intends to serve as a vehicle to effect an asset acquisition, merger, exchange of capital stock or other business combination with a domestic or foreign business.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - Development Stage Company

The Company has not earned any revenue from operations. Accordingly, the Company’s activities have been accounted for as those of a “Development Stage Company” as set forth in Financial Accounting Standards Board Statement ASC 915 Among the disclosures required by ASC 915 are that the Company’s financial statements be identified as those of a development stage company, and that the statements of operations, stockholders’ equity and cash flows disclose activity since the date of the Company’s inception.

Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards No740 ( ASC 740), Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. There were no current or deferred Income tax expenses or benefits due to the Company not having any material operations for period ended March 31, 2013.

F-13

Basic Earnings (Loss) per Share

In February 1997, the FASB issued ASC 260, “Earnings per Share”, which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock.  ASC 260 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of ASC 260 effective   (inception).

Basic net loss per share amounts is computed by dividing the net income by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position, or cash flow.

NOTE 3.  GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established any source of revenue to cover its operating costs. The Company will engage in very limited activities without incurring any liabilities that must be satisfied in cash until a source of funding is secured. The Company will offer noncash consideration and seek equity lines as a means of financing its operations. If the Company is unable to obtain revenue producing contracts or financing or if the revenue or financing it does obtain is insufficient to cover any operating losses it may incur, it may substantially curtail or terminate its operations or seek other business opportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders.

NOTE 4.  RELATED PARTY TRANSACTIONS

An officer and director of the Company performed services for the Company during the period the value of which was $1,000, in exchange for 10,000,000 shares of common stock. An officer and director of the Company loaned $1,000 to the Company during the period. There are no specific term and no interest on this loan.

NOTE 5.  SHAREHOLDER’S EQUITY

Upon formation, the Board of Directors issued 10,000,000 shares of common stock for $1,000 in services to the founding shareholder of the Company.

The stockholders’ equity section of the Company contains the following classes of capital stock as of  March 31, 2013:

• Common stock, $ 0.0001 par value: 100,000,000 shares authorized; 10,000,000 shares issued and outstanding

• Preferred stock, $ 0.0001 par value: 5,000,000 shares authorized; but not issued and outstanding.

NOTE 6.  COMMITMENT AND CONTINGENCY

Management has evaluated subsequent events up to and including June 10, 2013 which is the date the statements were available for issuance and determined there are no reportable subsequent events.

F-14

NOTE 7.   SUBSEQUENT EVENTS

Management has evaluated subsequent events up to and including June 10, 2013 which is the date the statements were available for issuance and determined there is no disclosable subsequent events, except for the following:

•	On May 7, 2013, the Company amended its Certificate of Incorporation with the State of Delaware to change its name from APEX 7 Inc. to ScanSys Inc.; and

•	On May 1, 2013, ScanSys Inc. (the “Company”) entered into a sales and licensing agreement (the “JWB Agreement”) with JWB, Florida State (“JWB”). Pursuant to the JWB agreement, the Company will provide a license for up to 600 kiosk palm scanners and exclusive access to the Company’s proprietary database. Currently, JWB of Florida is utilizing the license at 50 locations within its system. The Company also has support services and lease options for kiosk hardware to JWB.

F-15